UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 14, 2019
(Date of earliest event reported)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1450 Brickell Avenue, 31st Floor
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
6.50% Notes due 2025	WHFBZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Offering of Common Stock

On June 14, 2019, WhiteHorse Finance, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, Raymond James & Associates, Inc., as representative to the several underwriters named on Schedule A thereto (the “Underwriters”), H.I.G. WhiteHorse Advisers, LLC, H.I.G. WhiteHorse Administration, LLC, and the selling stockholders named on Schedule B thereto (the “Selling Stockholders”) pursuant to which the Selling Stockholders agreed to sell to the Underwriters an aggregate of 2,350,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in a registered public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form N-2 (File No. 333-231247). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

On June 18, 2019, the Company closed the Offering. The Company did not receive any proceeds from the sale of shares of its Common Stock by the Selling Stockholders in the Offering.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 14, 2019, among WhiteHorse Finance, Inc., Raymond James & Associates, Inc., as representative to the several underwriters named on Schedule A thereto, H.I.G. WhiteHorse Advisers, LLC, H.I.G. WhiteHorse Administration, LLC, and the selling stockholders named on Schedule B thereto.

5.1	Opinion of Dechert LLP relating to the Company’s Common Stock (including the consent required with respect thereto).

23.1	Consent of Dechert LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2019

WHITEHORSE FINANCE, INC.

By:	/s/ Edward J. Giordano
Edward J. Giordano
Interim Chief Financial Officer